UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2013

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

(Exact Name of Registrant as Specified in Charter)

Switzerland	001-32938	98-0681223
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Lindenstrasse 8

6340 Baar

Zug, Switzerland

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 41-41-768-1080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously reported, at the 2013 Annual Shareholder Meeting of Allied World Assurance Company Holdings, AG (the “Company”), the Company’s shareholders approved amendments to its Articles of Association (i) to reduce the Company’s share capital by cancelling 1,538,686 voting shares held in treasury that were repurchased by the Company under its 2012 share repurchase program, and (ii) to eliminate its participation capital by cancelling the remaining 29,240 non-voting shares held in treasury.

The Company’s amended and restated Articles of Association became effective upon registration in the Commercial Register in the Canton of Zug, Switzerland on July 9, 2013. A copy of the Company’s amended and restated Articles of Association is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

3.1	Articles of Association of Allied World Assurance Company Holdings, AG, as amended and restated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

Dated: July 9, 2013	By:	/s/ Wesley D. Dupont
	Name:	Wesley D. Dupont
	Title:	Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit Number	Description

3.1	Articles of Association of Allied World Assurance Company Holdings, AG, as amended and restated.